ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
/s/ Ross Miller	**20090859522-02**
Ross Miller	Filing Date and Time
Secretary of State	**12/15/2009 12:30 PM**
State of Nevada	Entity Number
	E0640062009

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY – DO NOT HIGHLIGHT *ABOVE SPACE FOR OFFICE USE ONLY*

1. Name of Corporation	**HUNT FOR TRAVEL, INC.**				
2. Registered Agent for Service of Process: (check only one box)	☒ Commercial Registered Agent **CSC Services of Nevada**				
	☐ Noncommercial Registered Agent (name and address below)	***OR***	☐ Office or Position with Entity (name and address below)		
	Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity				
				Nevada	
	Street Address		City		Zip Code
				Nevada	
	Mailing Address (If different from street address)		City		Zip code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares With par value: **100,000,000 shares common 5,000,000 shares preferred**	Par value Per share:	**$0.001**	Number of Shares Without par value:	
4. Name and Addresses Of the Board of Directors/Trustees: (each Director/Trustee	1. **Carolyn Hunter**				
	Name				
	90122 Hoey		**Chapel Hill**	**NC**	**27517**
	Street Address		City	State	Zip Code
	2				
	Name				

must be a natural person at least 18 years of age: attach additional page if more than two directors/trustees)	Street Address	City	State	Zip Code
5. **Purpose:** (optional –see Instructions)	The purpose of this corporation shall be:			
6. Name, Address And Signature of Incorporator: (attach additional pages if more than one Incorporator)	**Corporation Service Company**	**X** By: ***/s/ Elizabeth R. Konieczny***		
	Name	Incorporator Signature: Elizabeth R. Konieczny		
	502 EAST JOHN STREET	**CARSON CITY**	**NV**	**89706**
	Address	City	State	Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent	I hereby accept appointment as Resident Agent for the above named Entity. CSC Services of Nevada, Inc.			
	X By: ***/s/ Elizabeth R. Konieczny***		12/15/2009	
	Authorized Signature or Registrant Agent or on Behalf of Registered Agent Entity		Date	

SECRETARY OF STATE

THE GREAT SEAL OF THE STATE OF NEVADA

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **HUNT FOR TRAVEL, INC.,** did on December 15, 2009, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.


THE GREAT SEAL OF THE STATE OF
NEVADA

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on December 16, 2009

/s/ Ross Miller
Ross Miller
Secretary of State

Certified By: Nita Hibshman
Certificate Number: C20091215-2101
You may verify this certificate
online at **http://www.nvsos.gov/**

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
	20100513522-11
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/13/2010 9:00 AM
	Entity Number E0640062009-3

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

HUNT FOR TRAVEL, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Article III is changed to read as follows:

Authorized Stock: Par Value $0.0001 - 100,000,000 Common and 5,000,000 Preferred

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 72.8%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Carolyn Hudson

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090201

Filed in the office of	Document Number 20120118821-96
Ross Miller Secretary of State State of Nevada	Filing Date and Time 02/21/2012 1:00 PM
	Entity Number E0640062009-3

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Hunt For Travel, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article I:

To amend the name of the Corporation from Hunt For Travel, Inc. to Praco Corporation

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 72.60%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Carolyn Hewter

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20170428713-55
Barbara K. Cegavske	Filing Date and Time
Secretary of State	10/09/2017 12:25 PM
State of Nevada	Entity Number E0640062009-3

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

PRACO CORPORATION

2. The articles have been amended as follows: (provide article numbers, if available)

Article III of the Articles of Incorporation is hereby amended: Upon effectiveness (the "Effective Time") pursuant to the Nevada Revised Statutes of this Certificate of Amendment to the Articles of Incorporation of the Corporation, each 13.2 shares of common stock issued and outstanding immediately prior to the Effective Time shall automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of common stock (the "Reverse Stock Split"). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of common stock shall be rounded up to the next whole share

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 83.3%

4. Effective date and time of filing: (optional) Date: ______ Time: ______

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X *[signature]*

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

Certified Copy

January 3, 2018

Job Number: C20180103-0655
Reference Number: 00010849355-85
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20180002833-07	Certificate of Correction	1 Pages/1 Copies

Respectfully,

Barbara K. Cegavske
Secretary of State

Certified By: Nita Hibshman
Certificate Number: C20180103-0655
You may verify this certificate
online at **http://www.nvsos.gov/**

090403

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	**20180002833-07**
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time **01/03/2018 10:00 AM**
	Entity Number **E0640062009-3**

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:

ARISTA FINANCIAL CORP.

2. Description of the original document for which correction is being made:

Certificate of Amendment

3. Filing date of the original document for which correction is being made: 01/02/2018

4. Description of the inaccuracy or defect:

Article 4 providing for the effective date and time of filing was incorrectly listed as 1/5/2018.

5. Correction of the inaccuracy or defect:

Article 4 is amended to read as follows:
4. Effective date and time of filing: (optional) Date: 1/18/2018

6. Signature:

X [signature] Chief Executive Officer 1/3/18

Authorized Signature **Title *** **Date**

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

January 2, 2018

Job Number: C20180102-0846
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20180001063-61	Amendment	1 Pages/1 Copies

Respectfully,

Barbara K. Cegavske

Barbara K. Cegavske
Secretary of State

Certified By: Nita Hibshman
Certificate Number: C20180102-0846
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske (signature)	20180001063-61
Barbara K. Cegavske	Filing Date and Time
Secretary of State	01/02/2018 10:05 AM
State of Nevada	Entity Number
	E0640062009-3

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Praco Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1:

To amend the name of the Corporation from Praco Corporation to Arista Financial Corp.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 57

4. Effective date and time of filing: (optional) Date: 1/5/2018 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

State of Nevada
DEPARTMENT OF BUSINESS & IND
Division of Mortgage Lendin
3300 West Sahara Avenue, Suite 285
Las Vegas, NV 89102
(702) 486-0782 Fax (702) 486-0785

Filed in the office of *Barbara K. Cegavske* Barbara K. Cegavske Secretary of State State of Nevada	Document Number **00010848124-78** Filing Date and Time **01/02/2018 10:05 AM** Entity Number **E0640062009-3**

DATE: December 26, 2017

TO: Secretary of State, Corporation Division

FROM: Kelley Railey, Administrative Assistant II

RE: Arista Financial Corp.

* *

The Division of Mortgage Lending is in receipt of a request for permission to file as Arista Financial Corp. with the Nevada Secretary of State. As applicable, and pursuant to Chapter 78 of the NRS, the Division has no objection to this firm filing their corporate name or their business purpose utilizing the word "financial" or "mortgage".

Kelley Railey